UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2002

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        1-1861                       65-1051192
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (212) 536-1390


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Item 8. Change in Fiscal Year.

This Current Report on Form 8-K includes as an exhibit a press release, dated November 5, 2002, reporting that the Board of Directors of CIT Group Inc. approved the change of its fiscal year-end from September 30 to December 31. The report covering the transition period ending December 31, 2002 will be filed on Form 10-K. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1 Press release issued by CIT Group Inc. on November 5, 2002.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CIT GROUP INC.
                                               (Registrant)

                                               By: /s/ Joseph M. Leone
                                                   -----------------------------
                                                   Joseph M. Leone
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Accounting and
                                                   Financial Officer)

Dated:    December 10, 2002


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